Exhibit 99.1

S1 Holdco

Unaudited Statements of Operations

(in thousands)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD
	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Revenue	171,446	169,579	147,561	135,755	117,268	100,019	122,935	488,586	317,140	475,977	340,222	222,954
Operating cost and expenses:
Cost of revenues	128,885	126,167	110,785	96,635	83,892	73,937	86,532	365,837	236,952	340,996	244,361	160,469
Salaries, commissions, and benefits	15,139	17,698	15,195	15,915	13,120	13,183	13,330	48,032	32,893	55,548	39,633	26,513
Selling, general, and administrative	7,936	6,277	6,950	5,863	7,095	4,879	5,142	21,163	13,227	22,979	17,116	10,021
Depreciation and amortization	3,459	3,112	3,689	3,082	3,331	3,889	3,530	10,260	6,801	13,832	10,750	7,419

Total operating costs and expenses	155,419	153,254	136,619	121,495	107,438	95,888	108,534	445,292	289,873	433,355	311,860	204,422

Operating income	16,027	16,325	10,942	14,260	9,830	4,131	14,401	43,294	27,267	42,622	28,362	18,532

Interest expense	4,184	4,476	4,048	5,781	5,741	6,332	6,497	12,708	8,524	24,351	18,570	12,829

Income (loss) from continuing operations before income tax	11,843	11,849	6,894	8,479	4,089	(2,201)	7,904	30,586	18,743	18,271	9,792	5,703

Income tax expense	475	77	151	1,527	198	(173)	355	703	228	1,907	380	182

Net income (loss) from continuing operations	11,368	11,772	6,743	6,952	3,891	(2,028)	7,549	29,883	18,515	16,364	9,412	5,521
Gain (loss) from discontinued operations, net of taxes	—	—	—	55,315	99	(4,460)	(3,557)	—	—	47,397	(7,918)	(8,017)

Net income	11,368	11,772	6,743	62,267	3,990	(6,488)	3,992	29,883	18,515	63,761	1,494	(2,496)

S1 Holdco

Unaudited Condensed Balance Sheet

(in thousands)

	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20
ASSETS
Current Assets:
Cash and cash equivalents	$36,209	$34,567	$30,853	$29,013	$37,657	$33,985	$55,763
Accounts receivable, net of allowance for doubtful accounts	85,588	79,446	75,610	71,140	58,404	53,662	66,331
Prepaid expenses and other current assets	7,236	4,870	3,996	3,016	4,012	4,825	5,739
Assets of discontinued operations	—	—	—	—	20,602	13,936	13,229

Total current assets	129,033	118,883	110,459	103,169	120,675	106,408	141,062

Property and equipment, net	$836	$916	$976	$1,057	$1,137	$1,139	$1,243
Internal-use software development costs, net	11,012	10,578	9,764	9,660	10,079	9,414	9,045
Intangible assets, net	52,534	54,698	56,740	59,009	60,829	52,638	54,764
Goodwill	44,820	44,820	44,820	44,820	44,820	54,566	54,898
Due from related party	2,469	2,453	1,222	969	969	—	—
Other assets	529	—	—	—	—	—	—
Assets of discontinued operations	—	—	—	—	67,714	69,138	70,101

Total Assets	$241,233	$232,348	$223,981	$218,684	$306,223	$293,304	$331,114

LIABILITIES AND MEMBERS’ DEFICIT
Current Liabilities:
Accounts payable	$64,625	$60,659	$57,410	$52,104	$40,690	$34,058	$42,476
Accrued expenses and other current liabilities	22,419	21,197	12,041	19,039	18,714	16,764	20,048
Notes payable, current	171,780	4,739	9,374	9,374	19,347	24,347	44,237
Liabilities of discontinued operations	—	—	—	—	62,523	56,303	47,141

Total current liabilities	258,824	86,595	78,825	80,517	141,274	131,473	153,902

Notes payable, non-current	$—	$168,226	$169,411	$170,595	$226,417	$228,469	$229,432
Other long-term liabilities	9,368	9,051	16,497	15,801	12,935	11,821	13,208
Liabilities of discontinued operations	—	—	—	—	—	—	—

Total liabilities	$268,192	$263,872	$264,733	$266,913	$380,626	$371,763	$396,543

Commitments and contingencies (Note 8)
Members’ deficit:
Members’ deficit in S1 Holdco	(27,182)	(31,646)	(40,850)	(47,886)	(74,078)	(78,017)	(64,753)
Accumulated other comprehensive income	223	122	98	(343)	(325)	(443)	(675)

Total members’ deficit	(26,959)	(31,524)	(40,752)	(48,229)	(74,403)	(78,460)	(65,428)

Total Liabilities And Members’ Deficit	$241,233	$232,348	$223,981	$218,684	$306,223	$293,303	$331,115

S1 Holdco

Unaudited Condensed Statements of Cash Flow

(in thousands)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD
	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Cash Flows From Operating Activities:
Net cash provided by operating activities of continuing operations	12,056	17,185	10,128	15,714	12,971	9,122	14,600	39,369	27,313	52,407	36,693	23,722
Net cash used for operating activities of discontinued operations	—	—	—	(1,917)	1,979	(390)	(5,532)	—	—	(5,860)	(3,943)	(5,922)

Net cash provided by operating activities	12,056	17,185	10,128	13,797	14,950	8,732	9,068	39,369	27,313	46,547	32,750	17,800

Cash Flows From Investing Activities:
Purchases of property and equipment	—			(11)	(8)			—	—	(19)	(8)	—
Proceeds from sale of Protected	—			74,544	—			—	—	74,544	—
Expenditures for internal-use software development costs	(1,668)	(1,793)	(1,440)	(617)	(1,632)	(1,970)	(1,893)	(4,901)	(3,233)	(6,112)	(5,495)	(3,863)

Net cash provided by (used in) investing activities of continuing operations	(1,668)	(1,793)	(1,440)	73,916	(1,640)	(1,970)	(1,893)	(4,901)	(3,233)	68,413	(5,503)	(3,863)
Net cash provided by (used in) investing activities of discontinued operations	—	—	—	(142)	(79)	144	(170)	—	—	(247)	(105)	(26)

Net cash provided by (used in) investing activities	(1,668)	(1,793)	(1,440)	73,774	(1,719)	(1,826)	(2,063)	(4,901)	(3,233)	68,166	(5,608)	(3,889)

Cash Flows From Financing Activities:
Proceeds from line of credit	—	—	—	—	—	—	20,000	—	—	20,000	20,000	20,000
Repayment of line of credit	—			(34,862)	—			—	—	(34,862)	—
Repayment of term loan	(1,750)	(6,386)	(1,750)	(32,231)	(7,715)	(21,727)	(1,750)	(9,886)	(8,136)	(63,423)	(31,192)	(23,477)
Member capital contributions	109	3	147	206	551	747	751	259	150	2,255	2,049	1,498
Payments on contingent consideration	—	(1,715)	(5,000)	—	—	(5,038)	(462)	(6,715)	(6,715)	(5,500)	(5,500)	(5,500)
Related party loan	—	(1,500)	—	—	—	—	—	(1,500)	(1,500)	—	—	—
Distributions to members from sale of Protected	—			(28,765)	—			—	—	(28,765)	—
Distributions to members	(7,102)	(2,691)	—	(12,575)	(1,146)	(3,558)	(501)	(9,793)	(2,691)	(17,780)	(5,205)	(4,059)

Net cash provided by financing activities	(8,743)	(12,289)	(6,603)	(108,227)	(8,310)	(29,576)	18,038	(27,635)	(18,892)	(128,075)	(19,848)	(11,538)
Effect of exchange rate changes in cash, cash equivalents and restricted cash	(3)	611	(245)	120	35	130	(735)	363	366	(450)	(570)	(605)

Net Increase In Cash	1,642	3,714	1,840	(20,536)	4,956	(22,540)	24,308	7,196	5,554	(13,812)	6,724	1,768

Cash and restricted cash:
Beginning of period	34,567	30,853	29,013	49,549	44,593	67,133	42,825	29,013	29,013	42,825	42,825	42,825

End of period	$36,209	$34,567	$30,853	$29,013	$49,549	$44,593	$67,133	$36,209	$34,567	$29,013	$49,549	$44,593

S1 Holdco

Non-GAAP Financials

(in thousands)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD
	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Net Income	$11,368	$11,772	$6,743	$6,952	$3,891	$(2,029)	$7,549	$29,883	$18,515	$16,364	$9,412	$5,520
Income tax expense	475	77	151	1,527	198	(173)	355	703	228	1,907	380	183
Interest expense	4,185	4,237	4,286	5,781	5,741	6,332	6,497	12,708	8,524	24,351	18,570	12,829
Depreciation & amortization	3,458	3,113	3,689	3,082	3,331	3,889	3,530	10,259	6,801	13,832	10,750	7,419
Other income/expense (1)	(25)	256	(154)	196	294	138	(229)	77	102	399	202	(91)
Stock-based compensation and distributions to Members (2)	673	3,342	2,118	3,362	1,817	2,288	2,008	6,133	5,460	9,474	6,113	4,295
Terminated product lines (3)	—	—	—	—	—	(2)	559	—	—	556	556	556
Costs related to acquisitions/business combinations	2,755	623	1,484	1,033	222	71	1,032	4,862	2,108	2,358	1,325	1,103
Acquisition earnout	31	32	63	62	2,278	373	—	126	95	2,713	2,651	373
Severance costs	118	164	330	121	393	545	21	612	494	1,080	960	567
Other costs, including restructuring	8	98	99	101	11	185	98	205	197	396	294	283

Adjusted EBITDA	$23,046	$23,715	$18,809	$22,217	$18,177	$11,616	$21,420	$65,570	$42,524	$73,430	$51,214	$33,036

(1)	Non-cash adjustments related to foreign exchange and asset disposals
(2)	Comprised of distributions to equity holders and non-cash stock-based compensation
(3)

In 2020, S1 Holdco terminated its Social Publishing product line, where it created quiz content primarily for the purpose of display advertising monetization. S1 Holdco has excluded revenue and direct costs associated with this product line for all presented periods

S1 Holdco

Non-Financial Metrcis

(In thousands except ratios)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD
O&O Advertising	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20		30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Revenue	$162,606	$160,817	$139,426	$125,241	$108,314	$92,067	$111,878	$462,848	$300,242	$437,501	$312,259	$203,945
Advertising Spend (1)	$126,404	$123,244	$107,298	$93,800	$80,217	$69,406	$84,066	$356,946	$230,542	$327,489	$233,689	$153,472

Adjusted Gross Profit	$36,202	$37,572	$32,128	$31,442	$28,097	$22,661	$27,812	$105,902	$69,700	$110,012	$78,570	$50,473

O&O Sessions (2)	859,392	766,293	741,122	691,279	644,780	670,112	815,554	2,366,807	1,507,415	2,821,726	2,130,446	1,485,666

O&O CPS (3)	$0.15	$0.16	$0.14	$0.14	$0.12	$0.10	$0.10	$0.15	$0.15	$0.12	$0.11	$0.10
O&O RPS (4)	$0.19	$0.21	$0.19	$0.18	$0.17	$0.14	$0.14	$0.20	$0.20	$0.16	$0.15	$0.14

Spread	29%	30%	30%	34%	35%	33%	33%	30%	30%	34%	34%	33%

Partner Network
Revenue	$8,840	$8,763	$8,135	$10,514	$8,955	$7,951	$11,056	$25,738	$16,898	$38,477	$27,963	$19,008

Adjusted Gross Profit	$8,840	$8,763	$8,135	$10,514	$8,955	$7,951	$11,056	$25,738	$16,898	$38,477	$27,963	$19,008

Network Sessions (5)	278,460	312,406	326,127	318,930	323,878	484,653	392,906	916,993	638,533	1,520,367	1,201,437	877,559

Network RPS (6)	$0.03	$0.03	$0.02	$0.03	$0.03	$0.02	$0.03	$0.03	$0.03	$0.03	$0.02	$0.02

Other COR (7)	$2,481	$2,922	$3,487	$2,831	$3,674	$4,531	$2,466	$8,890	$6,410	$13,503	$10,672	$6,998

Consolidated S1 Revenue	$171,445	$169,579	$147,561	$135,755	$117,269	$100,019	$122,935	$488,586	$317,140	$475,977	$340,222	$222,953
Consolidated S1 Gross Profit	$42,561	$43,413	$36,776	$39,124	$33,377	$26,081	$36,402	$122,749	$80,188	$134,985	$95,861	$62,484

O&O Advertising, Excluding Terminated Product Lines
Revenue	$162,606	$160,817	$139,426	$125,241	$108,314	$91,712	$106,587	$462,848	$300,242	$431,855	$306,613	$198,299
Advertising Spend	$126,404	$123,244	$107,298	$93,800	$80,217	$69,053	$79,165	$356,946	$230,542	$322,235	$228,436	$148,218
Adjusted Gross Profit	$36,202	$37,572	$32,128	$31,442	$28,097	$22,659	$27,422	$105,902	$69,700	$109,619	$78,178	$50,081

O&O Sessions (2)	859,392	766,293	741,122	691,279	644,780	663,135	737,243	2,366,807	1,507,415	2,736,438	2,045,159	1,400,378

O&O CPS (3)	$0.15	$0.16	$0.14	$0.14	$0.12	$0.10	$0.11	$0.15	$0.15	$0.12	$0.11	$0.11
O&O RPS (4)	$0.19	$0.21	$0.19	$0.18	$0.17	$0.14	$0.14	$0.20	$0.20	$0.16	$0.15	$0.14

Spread	29%	30%	30%	34%	35%	33%	35%	30%	30%	34%	34%	34%

(1)	Advertising spend is the amount of advertising that is spent to acquire traffic to Owned & Operated websites
(2)	O&O sessions are the total number of monetizable user visits to Owned & Operated websites
(3)	CPS is advertising spend divided by O&O Sessions
(4)	RPS is O&O Revenue divided by O&O Sessions
(5)	Network sessions are the number of monetizable user visits delivered by network partners to RAMP
(6)	RPS is Partner Network revenue divided by Network Sessions
(7)	Other COR are costs of revenue other than advertising spend

Protected.net Group Limited

Unaudited Statements of Operations

(in thousands)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD
	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Revenue	38,199	36,028	31,199	25,149	25,415	21,965	18,379	105,426	67,227	90,908	65,759	40,345
Cost of Revenue	22,570	23,460	29,731	23,122	23,827	27,892	23,139	75,760	53,191	97,980	74,858	51,030

Gross profit (Loss)	15,629	12,568	1,469	2,027	1,587	(5,926)	(4,759)	29,666	14,037	(7,072)	(9,099)	(10,686)

General and administrative	3,910	5,074	2,697	2,365	1,730	1,978	637	11,681	7,771	6,711	4,346	2,616
Related party rent expense	133	180	144	111	159	116	150	457	324	536	425	266

Total Operating Expenses	4,042	5,254	2,841	2,476	1,889	2,094	788	12,138	8,095	7,247	4,771	2,882

Gain on sale of intangible assets	—	—	—	—	(1,580)	—	—	—	—	(1,580)	(1,580)	—
Foreign currency transaction (gains)/losses	583	209	322	(170)	37	60	207	1,115	532	135	304	267
Other operating income	(0)	(222)	(121)	(18)	(3)	(27)	(0)	(343)	(343)	(48)	(30)	(27)

Other operating expense (income)	583	(13)	201	(188)	(1,546)	33	207	772	189	(1,494)	(1,306)	240

Operating income (loss)	11,004	7,326	(1,574)	(262)	1,244	(8,054)	(5,754)	16,757	5,753	(12,826)	(12,564)	(13,808)

Related party interest expense	—	—	—	105	136	130	35	—	—	406	301	165
Related party interest income	(153)	(328)	(157)	—	—	—	—	(638)	(485)	—	—	—
Interest expense	144	235	151	29	—	—	—	530	386	29	—	—
Other non-operating expenses/(income)	—	(70)	70	(2)	—	—	—	—	—	(2)	—	—

Total non-operating expenses/(income), net	(9)	(163)	64	132	136	130	35	(108)	(99)	433	301	165

Net income (loss) before income taxes	11,013	7,489	(1,638)	(394)	1,108	(8,184)	(5,789)	16,865	5,852	(13,258)	(12,865)	(13,973)

Income Tax Expense (Benefit)	966	—	—	—	—	—	—	966	—	—	—	—

Net income (loss)	10,047	7,489	(1,638)	(394)	1,108	(8,184)	(5,789)	15,899	5,852	(13,258)	(12,865)	(13,973)

Protected.net Group Limited

Unaudited Statements of Operations

(in thousands)

	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20
ASSETS
Current assets:
Cash	$21,112	$14,227	$11,296	$6,253	$7,060	$5,356	$7,020
Restricted cash	2,148	2,458	5,757	5,604	4,943	4,874	7,321
Prepaid expenses and other current assets	548	691	791	359	317	404	327
Deposits	3,000	3,000	3,000	3,000	3,000	3,000	—

Total current assets	26,807	20,376	20,844	15,216	15,320	13,634	14,667

Due from related parties	33,115	26,249	15,719	10,230	—	244	139
Property, plant and equipment	398	373	370	270	195	184	196
Intangible Assets	386	415	62	53	54	90	108
Goodwill	284	284	—	—	—	—	—

Total assets	$60,991	$47,696	$36,995	$25,769	$15,568	$14,153	$15,112

Liabilities and Shareholders’ Deficit:
Accounts payable	$3,029	$732	$2,876	$3,005	$2,698	$3,739	$436
Accrued expenses	7,537	6,199	7,686	6,704	5,896	5,907	8,441
VAT tax liability	9,696	9,351	6,965	6,366	8,939	8,446	6,211
Deferred revenue	58,186	58,731	54,139	47,431	41,855	39,044	34,156
Related party deferred revenue	187	208	229	168	—	—	—
Current portion of note payable	2,250	2,813	2,250	1,500	—	—	—
Due to related party	—	—	—	4	3,501	5,599	6,243
Refund liability	429	449	597	512	558	405	428

Total current liabilities	81,313	78,482	74,741	65,690	63,447	63,140	55,915

Note payable, net of current portion and deferred financing costs	11,086	11,636	12,164	8,352	—	—	—
Deferred tax liability	966	—	—	—	—	—	—

Total liabilities	$93,365	$90,118	$86,905	$74,042	$63,447	$63,140	$55,915

Commitments and Contingencies

Shareholders’ Deficit:
Class A Preferred shares	11	11	11	11	11	11	11
Class B Common shares	11	11	11	11	11	11	11
Additional paid-in capital	40,953	40,953	40,953	40,953	40,953	40,953	40,953
Accumulated deficit	(73,349)	(83,396)	(90,885)	(89,247)	(88,854)	(89,962)	(81,778)

Total Shareholders’ deficit	(32,374)	(42,421)	(49,911)	(48,273)	(47,879)	(48,987)	(40,803)

Total Liabilities and Shareholders’ Deficit	$60,991	$47,696	$36,995	$25,769	$15,568	$14,153	$15,112

*	Class A Preferred shares, par value £0.0001 per share, 7,992,009 shares authorized, issued, and outstanding on September 30, 2021 and December 31, 2020, respectively
**	Class B Common shares, par value £0.0001 per share, 7,960,105 shares authorized, issued, and outstanding on September 30, 2021 and December 31, 2020, respectively

Protected.net Group Limited

Unaudited Condensed Statements of Cash Flow

(in thousands)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD
	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Cash Flows From Operating Activities:
Net income (loss)	10,047	7,489	(1,638)	(394)	1,108	(8,184)	(5,789)	15,899	5,852	(13,258)	(12,865)	(13,973)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	39	36	28	24	18	17	15	102	63	75	51	33
Amortization	29	29	12	13	16	18	19	70	41	67	54	37
Gain on sale of Network Protected intangible assets	—	—	—	—	(1,580)	—	—	—	—	(1,580)	(1,580)	—
Amortization of deferred financing costs	13	34	13	2	—	—	—	59	46	2	—	—
Interest income on loan with System 1 SS Protect Holdings, Inc.	(189)	(307)	(143)	(2)	—	—	—	(638)	(450)	(2)	—	—
Financing fee income on loan with System 1 SS Protect Holdings, Inc.	(21)	(21)	(14)	—	—	—	—	(56)	(35)	—	—	—
Change in operating assets and liabilities:	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other current assets	143	112	(432)	(43)	188	(77)	(244)	(177)	(320)	(177)	(134)	(321)
Deposits	—	—	—	—	—	(3,000)	—	—	—	(3,000)	(3,000)	(3,000)
Accounts payable	2,295	(2,471)	(129)	302	(1,041)	3,303	(2,620)	(305)	(2,600)	(56)	(358)	683
Accrued expenses	1,338	(1,402)	982	808	(11)	(2,534)	3,809	918	(420)	2,072	1,264	1,275
VAT tax liability	345	2,385	599	(2,573)	494	2,235	(1,957)	3,329	2,984	(1,801)	772	278
Refund liability	(20)	(148)	85	(46)	152	(22)	11	(83)	(63)	95	141	(11)
Deferred revenue	(545)	4,593	6,708	5,576	2,811	4,888	4,453	10,755	11,300	17,727	12,152	9,340
Related party deferred revenue	(21)	(21)	61	168	—	—	—	19	40	168	—	—
Deferred tax liability	966	—	—	—	—	—	—	966	—	—	—	—
Due from related party	109	29	(83)	(168)	244	(104)	(137)	55	(54)	(165)	3	(241)
Due to related party	—	—	(4)	1,266	(861)	(644)	(11)	(4)	(4)	(250)	(1,516)	(655)

Net cash generated by (used in) operating activities	14,529	10,337	6,043	4,933	1,539	(4,105)	(2,451)	30,909	16,380	(84)	(5,017)	(6,556)

Cash Flows From Investing Activities:
Purchases of intangibles, property, plant and equipment	(63)	(40)	(147)	106	(29)	(5)	(72)	(250)	(187)	—	(106)	(77)
Proceeds from sale of intangibles	—	—	—		1,500	—	—	—	—	1,500	1,500	—
Cash received in acquisition of Host Plus Limited, net of cash paid	—	13	—	—	—	—	—	13	13	—	—	—
Loan advanced to Just Develop It	(4,981)	(8,430)	—	—	—	—	—	(13,411)	(8,430)	—	—	—
Repayment of loan by Just Develop It	4,981	8,430	—	(213)	—	—	—	13,411	8,430	(213)	—	—
Loan advanced to Company director	(1,706)	(282)	—	238	(238)	—	—	(1,988)	(282)	—	(238)	—
Repayment of loan by Company director	1,651	—	—	—	—	—	—	1,651	—	—	—	—
Loan advanced to System 1 SS Protect Holdings, Inc.	(6,711)	(9,948)	(5,250)	(10,060)	—	—	—	(21,909)	(15,197)	(10,060)	—	—

Net cash used by investing activities	(6,829)	(10,257)	(5,397)	(9,929)	1,234	(5)	(72)	(22,483)	(15,653)	(8,773)	1,157	(77)

Cash Flows From Financing Activities:
Proceeds from bank loan	—	—	5,000	10,000	—	—	—	5,000	5,000	10,000	—	—
Repayment of principal on bank loan	(1,125)	—	(375)	—	—	—	—	(1,500)	(375)	—	—	—
Proceeds from related party loans	—	—	—	2,000	—	—	9,000	—	—	11,000	9,000	9,000
Repayment of related party loans	—	—	—	(11,000)	3,000	—	(3,000)	—	—	(11,000)	—	(3,000)
Repayment of loan to Just Develop It	—	(449)	—	4,000	(4,000)	—	—	(449)	(449)	—	(4,000)	—
Payment of deferred financing costs	—	—	(75)	(150)	—	—	—	(75)	(75)	(150)	—	—

Net cash (used in) provided by financing activities	(1,125)	(449)	4,550	4,850	(1,000)	—	6,000	2,976	4,101	9,850	5,000	6,000

Effect of exchange rate changes on cash	—	—	—	—	—	—	—	—	—	—	—	—

Net change in cash	6,574	(368)	5,197	(147)	1,773	(4,110)	3,477	11,403	4,828	993	1,140	(633)

Cash, beginning of period	16,685	17,053	11,856	12,003	10,230	14,341	10,863	11,856	11,856	10,863	10,863	10,863

Cash, end of period	$23,259	$16,685	$17,053	$11,856	$12,003	$10,230	$14,341	$23,259	$16,685	$11,856	$12,003	$10,230

Protected.net Group Limited

Non-GAAP Financials

(in thousands)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD
	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Net income (loss)	$10,047	$7,489	$(1,638)	$(394)	$1,108	$(8,184)	$(5,789)	$15,899	$5,852	$(13,258)	$(12,865)	$(13,973)
Income Tax Expense	966	—	—	—	—	—	—	966	—	—	—	—
Interest expense, net	(131)	(165)	(6)	93	131	176	35	(302)	(171)	435	342	211
Depreciation & amortisation	69	65	39	37	35	35	34	172	104	141	105	70
Terminated product lines (1)	29	3	62	(336)	(1,691)	86	163	94	64	(1,777)	(1,441)	250
Costs related to acquisitions/business combinations	196	499	297	32	—	—	—	991	795	32	—	—
Non-cash foreign exchange adjustments	581	209	322	(194)	46	68	190	1,112	532	110	304	258
VAT accrual for previously uncollected VAT	1,110	1,492	1,116	615	866	1,408	46	3,718	2,608	2,934	2,319	1,453
Director salary payments	936	949	—	—	—	—	—	1,885	949	—	—	—
Other costs including restructuring	—	—	—	424	34	—	—	—	—	458	34	—

Adjusted EBITDA	$13,803	$10,540	$193	$277	$529	$(6,411)	$(5,320)	$24,536	$10,733	$(10,925)	$(11,202)	$(11,731)

(1)

Protected terminated its Network Protect VPN product. Protected has excluded revenue, direct costs and operating expenses associated with this product line from Adjusted EBITDA for all presented periods

Protected.net Group Limited

Non-Financial Metrcis

(In thousands except ratios)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	YTD	YTD	YTD	YTD	YTD
	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	30-Sep-21	30-Jun-21	31-Dec-20	30-Sep-20	30-Jun-20
Billings (1)	$37,632	$40,473	$37,992	$31,126	$27,758	$26,458	$22,529	$116,097	$78,465	$107,871	$76,745	$48,987
Change in Deferred Revenue During Period	$(567)	$4,445	$6,792	$6,287	$2,591	$4,796	$4,409	$10,671	$11,238	$18,084	$11,796	$9,205
Advertising Spend (2)	$16,966	$17,884	$23,626	$17,562	$18,059	$22,467	$18,575	$58,477	$41,510	$76,664	$59,101	$41,042

Beginning Subscribers	2,187	2,128	1,905	1,770	1,586	1,357	1,234	1,905	1,905	1,234	1,234	1,234
Ending Subscribers (3)	2,208	2,187	2,128	1,905	1,770	1,586	1,357	2,208	2,187	1,905	1,770	1,586
New Subscribers (4)	298	331	462	324	341	398	275	1,091	793	1,338	1,014	673

CTA (5)	$56.91	$54.10	$51.10	$54.23	$52.95	$56.42	$67.53	$53.60	$52.35	$57.29	$58.27	$60.96
ARPU (6)	$17.13	$18.76	$18.84	$16.94	$16.54	$17.98	$17.39	$56.45	$38.35	$68.72	$51.09	$34.74

(1)	Billings is the total amount billed to customers during a period
(2)	Advertising spend is the total amount spent on advertising to acquire new subscribers during a period
(3)	Ending subscribers are the number of paying subscribers for its products, at the end of a period
(4)	New subscribers are the number of new subscribers acquired for its products, during a period
(5)	CTA is advertising spend divided by new subscribers in a period
(6)	ARPU is the billings in a period divided by average of the beginning and ending subscribers during that period
*	Deferred revenue from billings is amortized on a straight line basis over the subscription period and recognized as revenue in the financial statements
**	Excludes metrics for terminated product lines